                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Wallace Computer Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

For immediate release
to attention Business/Financial reporters

Contact:        Brad Samson, Wallace
                708/449-8600

                Roy Wiley, Jeff Zilka, Hill & Knowlton
                312/255-1200


WALLACE SHAREHOLDER RIGHTS PLAN UPHELD
IN U.S. DISTRICT COURT DECISION

Hillside, Ill., December 4, 1995 -- Wallace Computer Services, Inc. (NYSE: WCS) said that U.S. District Court Judge Murray Schwartz handed down his decision today. Judge Schwartz rejected Moore Corporation Limited's attempt to overturn Wallace's shareholder rights plan, but did not grant Wallace's request to block the Moore hostile tender offer on antitrust grounds.
   "We were encouraged that Judge Schwartz upheld our shareholder rights plan," said Bob Cronin, Wallace president and chief executive officer. "The plan was created to ensure that shareholders realize full value. Judge Schwartz's ruling enables the Board of Directors to continue to operate objectively in its fiduciary capacity determining what is best for shareholders.
   The Court opinion firmly validates the Board's view that the $60 offer is inadequate and that Wallace's prospects are outstanding. In the Court opinion supporting Wallace's rights plan, the judge noted: "The favorable results from the board's past actions are now beginning to be translated into financial results which even surpass management and financial analyst projections, and the financial data which manifests these results are facts only known to them [the board]. Therefore, Moore's tender offer poses a threat that shareholders might tender their shares without appreciating the fact that after substantial capital investment, Wallace is actually witnessing the beginning of the pay-off of its business strategy. The Court therefore finds that Moore's tender offer poses a threat to Wallace that shareholders, because they are uninformed, will cash out before realizing the fruits of the substantial technological innovations achieved by Wallace."

   Furthermore, Judge Schwartz's opinion also recognized that Wallace's growth increases "have been somewhat retarded by the pendency of the Moore bid."
   Cronin added: "The Board remains steadfast in its determination that Moore's $60 offer is inadequate. This was dramatically re-emphasized by the company's recently announced 63.5 percent increase in first quarter EPS, and the rise in the analyst consensus earnings estimate to $3.35 for the full fiscal year, before takeover expenses.
   "The Board continues to urge shareholders to vote their proxies against Moore's three proposals for Friday's annual meeting of shareholders."
   Wallace is one of the nation's largest manufacturers and distributors of information management products, services and solutions. The company recently reported first quarter results that included a 63.5 percent increase in EPS (before takeover expenses) on a 35.4 percent increase in sales.

                                      #####

                                  NEWS RELEASE

For Immediate Release

Contact: Brad Samson, Wallace
       708/449-8600

Jeff Zilka or Roy Wiley, Hill and Knowlton
       312/255-1200

                   WALLACE RECEIVES PROXY CONTEST ENDORSEMENT
                     FROM LEADING SHAREHOLDER ADVISORY FIRM

    HILLSIDE, Ill. -- December 5 -- Wallace Computer Services, Inc. (NYSE:WCS) reported today that Institutional Shareholder Services, Inc. (ISS) has recommended that its clients vote for Wallace's slate of directors and reject all of Moore Corporation, Limited's proposals at the company's annual meeting set for Friday, December 8.

    Institutional Shareholder Services, based in Bethesda, Maryland, is recognized as the leading institutional advisor on proxy contests, corporate governance and related issues. The ISS recommendation, which was sent to its clients today, said:

    "In light of the company's stellar financial performance and its clearly defined long-term strategic plan, we believe there is sufficient evidence supporting management's decision to reject Moore's $60 a share offer as inadequate and not in the best long-term interests of shareholders."

    ISS noted that the Moore nominees "appear unfamiliar with the company's internal operations as well as the industry within which the company operates."

    "The current management has proven to be innovative and successful in implementing the company's strategic plan. Moreover, because there is no evidence of incompetence or self-dealing on the part of management, we believe that shareholders' interests would be best served by allowing the remaining Wallace directors to continue to represent shareholders' long-term interests," the ISS recommendation stated.

    Bob Cronin, Wallace president and chief executive officer, noted that the ISS endorsement came a day after a U.S. District Court judge supported the opinion of the Wallace board of directors that Moore's unsolicited offer is inadequate and that Wallace's prospects for growth are outstanding.

    "We are gratified that ISS's independent recommendation matches our own views of this issue," Cronin said. "More important ISS provides a source for shareholders, both big and small, who are looking for the judgment of a neutral party, well-experienced in these issues, to guide their vote."

    As previously reported, Wallace's board of directors has unanimously rejected Moore's unsolicited $60 a share tender offer for Wallace common shares and is urging Wallace shareholders not to tender to the offer and to vote against Moore's proposals for the annual meeting.

    Wallace is one of the nation's largest manufacturers and distributors of information management products, services and solutions. Founded in Chicago in 1908, Wallace is headquartered in Hillside, Illinois with manufacturing, distribution and sales facilities throughout the United States.

                           #         #        #        #

Proxy Services                                            Western Union Mailgram
51 Mercedes Way
Edgewood, NY 11717


12/06/96


Address 1
Address 2
Address 3
Address 4
Address 5
Address 6


                                 Urgent Message

                         WALLACE COMPUTER SERVICES, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        ANNUAL MEETING - DECEMBER 8, 1995


Dear Shareholder:

          It is extremely important that you vote on the election of directors at this year's Annual Meeting of Shareholders. Therefore, we have established a method to enable you to vote via Toll-Free Proxygram.


        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call toll-free 1-800-521-8540 between 8:00 a.m. and 12 midnight eastern time.

2. Tell the operator that you wish to send a collect Proxygram to ID No. 6212, Wallace Computer Services, Inc.

3.   State your name, address and telephone number.

4. State your bank or broker at which your shares are held and your control number as shown below:

          NAME:               (NA1)
          BROKER:             (BROKER)
          CONTROL NUMBER:     (CONTROLNUM)
          NUMBER OF SHARES:   (SHARES)

5. The operator will read the text of the enclosed proxy card to you. Please instruct the operator how you wish to vote on each proposal.

          WALLACE COMPUTER SERVICES, INC. RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND "AGAINST" ON PROPOSALS 3, 4 AND 5.

     If you need assistance in voting, call Morrow & Co., Inc. at 1-800-662-5200 (Toll-Free).


                         WALLACE COMPUTER SERVICES, INC.

                                   PROXY CARD

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                DECEMBER 8, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby constitutes and appoints T. Dimitriou, R. F. Doyle and
F. F. Canning, and each of them, true and lawful agents and proxies of the undersigned with full power of substitution, to represent the undersigned and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of WALLACE COMPUTER SERVICES, INC. (the "Company") to be held on December 8, 1995, and at any and all adjournments and postponements thereof, on all matters before such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, "AGAINST" THE PROPOSAL OF A WHOLLY OWNED SUBSIDIARY OF MOORE CORPORATION LIMITED ("MOORE") TO REMOVE ALL MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY, OTHER THAN MOORE'S DIRECTOR NOMINEES IF THEY ARE THEN DIRECTORS OF THE COMPANY ("MOORE'S BOARD REMOVAL PROPOSAL"), "AGAINST" THE PROPOSAL OF A WHOLLY OWNED SUBSIDIARY OF MOORE TO AMEND THE COMPANY'S BYLAWS TO FIX THE NUMBER OF DIRECTORS OF THE COMPANY AT FIVE ("MOORE'S NUMBER OF DIRECTORS PROPOSAL"), AND "AGAINST" THE PROPOSAL OF A WHOLLY OWNED SUBSIDIARY OF MOORE TO REPEAL EACH PROVISION OF THE COMPANY'S BYLAWS OR AMENDMENT THERETO ADOPTED WITHOUT STOCKHOLDER APPROVAL SUBSEQUENT TO FEBRUARY 15, 1995 AND PRIOR TO THE ANNUAL MEETING ("MOORE'S BYLAWS REPEAL PROPOSAL"), ALL OF WHICH MATTERS ARE MORE FULLY DESCRIBED IN THE ANNUAL MEETING PROXY STATEMENT OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT.

THIS PROXY GRANTS DISCRETIONARY AUTHORITY (1) TO VOTE FOR A SUBSTITUTE NOMINEE OF THE BOARD OF DIRECTORS IF ANY NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE IS UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE AS A DIRECTOR (UNLESS AUTHORITY TO VOTE FOR ALL NOMINEES OR FOR THE PARTICULAR NOMINEE WHO HAS CEASED TO BE A CANDIDATE IS WITHHELD) AND (2) TO VOTE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

This proxy is being solicited by the Board of Directors of Wallace Computer Services, Inc.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSALS 3, 4 AND 5.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

1.   Election of Directors:

     Robert J. Cronin, Neele E. Stearns, Jr. and R. Darrell Ewers

          (  ) FOR       (  ) WITHHELD       (  ) FOR ALL EXCEPT

     If you do not wish your shares voted "FOR" a particular nominee or nominees, please give that nominee(s) name to the operator.

2. Ratification of Appointment of Arthur Andersen LLP as Independent Public Accountants.

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

     The Board of Directors recommends a vote "AGAINST" Proposal 3, 4 and 5.

3.   Moore's Board Removal Proposal

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

4.   Moore's Number of Directors Proposal

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

5.   Moore's Bylaws Repeal Proposal

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

ProxyGram Services                                       Western Union Mailgram
500 Eight Avenue
New York, NY 10018


12/06/96


Address 1
Address 2
Address 3
Address 4
Address 5
Address 6


CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN#)
(Your identification number is confidential. It is to assure the operator of your identity.)


                                 URGENT MESSAGE

                         WALLACE COMPUTER SERVICES, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        ANNUAL MEETING - DECEMBER 8, 1995


Dear Shareholder:

          It is extremely important that you vote on the election of directors at this year's Annual Meeting of Shareholders. Therefore, we have established a method to enable you to vote via Toll-Free Proxygram. A Confidential Identification number has been assigned to all shareholders of record and your number appears above. YOU MUST RETAIN THIS LETTER WITH YOUR
CONFIDENTIAL IDENTIFICATION NUMBER FOR YOUR RECORDS.


        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call toll-free 1-800-521-8450 between 8:00 a.m. and 12 midnight eastern time.

2. Tell the operator that you wish to send a collect Proxygram to ID No. 6211, Wallace Computer Services, Inc.

3.   State your name, address and telephone number.

4. State your confidential identificaton number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN#)
     NUMBER OF SHARES:  (Shares)

5. The operator will read the text of the enclosed proxy card to you. Please instruct the operator how you wish to vote on each proposal.

          WALLACE COMPUTER SERVICES, INC. RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND "AGAINST" ON PROPOSALS 3, 4 AND 5.

6. After you complete your call, the operator will call you back to confirm your Proxygram.

     If you need assistance in voting, call Morrow & Co., Inc. at 1-800-662-5200 (Toll-Free).


                         WALLACE COMPUTER SERVICES, INC.

                                   PROXY CARD

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                DECEMBER 8, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints T. Dimitriou, R. F. Doyle and
F. F. Canning, and each of them, true and lawful agents and proxies of the undersigned with full power of substitution, to represent the undersigned and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of WALLACE COMPUTER SERVICES, INC. (the "Company") to be held on December 8, 1995, and at any and all adjournments and postponements thereof, on all matters before such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, "AGAINST" THE PROPOSAL OF A WHOLLY OWNED SUBSIDIARY OF MOORE CORPORATION LIMITED ("MOORE") TO REMOVE ALL MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY, OTHER THAN MOORE'S DIRECTOR NOMINEES IF THEY ARE THEN DIRECTORS OF THE COMPANY ("MOORE'S BOARD REMOVAL PROPOSAL"), "AGAINST" THE PROPOSAL OF A WHOLLY OWNED SUBSIDIARY OF MOORE TO AMEND THE COMPANY'S BYLAWS TO FIX THE NUMBER OF DIRECTORS OF THE COMPANY AT FIVE ("MOORE'S NUMBER OF DIRECTORS PROPOSAL"), AND "AGAINST" THE PROPOSAL OF A WHOLLY OWNED SUBSIDIARY OF MOORE TO REPEAL EACH PROVISION OF THE COMPANY'S BYLAWS OR AMENDMENT THERETO ADOPTED WITHOUT STOCKHOLDER APPROVAL SUBSEQUENT TO FEBRUARY 15, 1995 AND PRIOR TO THE ANNUAL MEETING ("MOORE'S

BYLAWS REPEAL PROPOSAL"), ALL OF WHICH MATTERS ARE MORE FULLY DESCRIBED IN THE ANNUAL MEETING PROXY STATEMENT OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT.

THIS PROXY GRANTS DISCRETIONARY AUTHORITY (1) TO VOTE FOR A SUBSTITUTE NOMINEE OF THE BOARD OF DIRECTORS IF ANY NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE IS UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE AS A DIRECTOR (UNLESS AUTHORITY TO VOTE FOR ALL NOMINEES OR FOR THE PARTICULAR NOMINEE WHO HAS CEASED TO BE A CANDIDATE IS WITHHELD) AND (2) TO VOTE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

This proxy is being solicited by the Board of Directors of Wallace Computer Services, Inc.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSALS 3, 4 AND 5.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

1.   Election of Directors:

     Robert J. Cronin, Neele E. Stearns, Jr. and R. Darrell Ewers

          (  ) FOR       (  ) WITHHELD       (  ) FOR ALL EXCEPT

     If you do not wish your shares voted "FOR" a particular nominee or nominees, please give that nominee(s) name to the operator.

2. Ratification of Appointment of Arthur Andersen LLP as Independent Public Accountants.

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

     The Board of Directors recommends a vote "AGAINST" Proposal 3, 4 and 5.

3.   Moore's Board Removal Proposal

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

4.   Moore's Number of Directors Proposal

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN

5.   Moore's Bylaws Repeal Proposal

          (  ) FOR       (  ) AGAINST        (  ) ABSTAIN


                                      - 3 -